Exhibit 99.1

AMENDMENT AGREEMENT

THIS AMENDMENT AGREEMENT (this “Agreement”), dated as of June ___, 2009 is entered into by and between Blink Logic Inc., a Nevada corporation (the “Company”) and each of the purchasers holders identified on the signature pages hereof (the “Purchasers”). Capitalized terms used herein, but not otherwise defined, shall have the meanings ascribed to such terms in the Purchase Agreements (each as defined below).

WHEREAS, pursuant to the Securities Purchase Agreement, dated September 28, 2007, as amended, by and among the Company (f/k/a DataJungle Software Inc.) and the purchasers signatory thereto (the “September 2007 Purchase Agreement” and such purchasers, the “September 2007 Purchasers”, each a “September 2007 Purchaser”), the Company issued to the September 2007 Purchasers Original Issue Discount Senior Secured Convertible Debentures dated September 28, 2007 (the “September 2007 Debentures”) and common stock purchase warrants dated September 28, 2007 (the “September 2007 Warrants” and together with the September Purchase 2007 Agreement and the September 2007 Debentures, the “September 2007 Transaction Documents”);

WHEREAS, pursuant to the Securities Purchase Agreement, dated June 12, 2008, as amended, by and among the Company and the purchaser signatory thereto (the “June 2008 Purchase Agreement” and such purchaser, the “June 2008 Purchaser”), the Company issued to the June 2008 Purchaser an Original Issue Discount Senior Secured Convertible Debenture dated June 12, 2008 (the “June 2008 Debenture”) and a common stock purchase warrant dated June 12, 2008 (the “June 2008 Warrant”, and together with the June 2008 Purchase Agreement and the June 2008 Debenture, the “June 2008 Transaction Documents”);

WHEREAS, pursuant to the Securities Purchase Agreement, dated July 28, 2008, as amended among the Company and the purchaser signatory thereto (the “July 2008 Purchase Agreement” and such purchaser, the “July 2008 Purchaser”), the Company issued to the July 2008 Purchaser an Original Issue Discount Senior Secured Convertible Debenture dated July 28, 2008 (the “July 2008 Debenture”) and a common stock purchase warrant dated July 28, 2008 (the “July 2008 Warrant”, and together with the July 2008 Purchase Agreement and the July 2008 Debenture, the “July 2008 Transaction Documents”);

WHEREAS, pursuant to the Securities Purchase Agreement, dated August 20, 2008, as amended, by and among the Company and the purchasers signatory thereto (the “August 2008 Purchase Agreement”, and such purchasers, the “August 2008 Purchasers”), the Company issued to the August 2008 Purchasers Original Issue Discount Senior Secured Convertible Debentures dated August 20, 2008 (the “August 2008 Debentures”) and common stock purchase warrants dated August 20, 2008 (the “August 2008 Warrants” and together with the August 2008 Purchase Agreement and the August 2008 Debentures, the “August 2008 Transaction Documents”);

WHEREAS, pursuant to the Securities Purchase Agreement, dated October 31, 2008, as amended, by and among the Company and the purchaser signatory thereto (the “October 2008 Purchase Agreement”, and together with the September 2007 Purchase Agreement, July 2008 Purchase Agreement, July 2008 Purchase Agreement and August 2008 Purchase Agreement, the “Purchase Agreements” and such purchaser, the “October 2008 Purchaser”), the Company issued to the October 2008 Purchasers Original Issue Discount Senior Secured Convertible Debentures dated October 31, 2008 (the “October 2008 Debenture”) and common stock purchase warrants dated October 31, 2008 (the “October 2008 Warrant” and together with the October 2008 Purchase Agreement and the October 2008 Debenture, the “October 2008 Transaction Documents”);

WHEREAS, on March 23, 2009, the Company issued to each of Enable Growth Partners LP, Enable Opportunity Partners LP, and Pierce Diversified Strategy Master Fund LLC, Ena (the “March 2009 Purchasers”)10% Secured Promissory Notes dated March 23, 2009 (the “March 2009 Notes”);

WHEREAS, on April 29, 2009, the Company issued to each of Enable Growth Partners LP, Enable Opportunity Partners LP, and Pierce Diversified Strategy Master Fund LLC, Ena (the “April 2009 Purchasers, and together with the September 2007 Purchasers, June 2008 Purchaser, July 2008 Purchaser, August 2008 Purchasers, October 2008 and the March 2009 Purchasers, the “Purchasers”) 10% Secured Promissory Notes dated April 29, 2009 (the “April 2009 Notes” and together with the September 2007 Debentures, June 2008 Debenture, July 2008 Debenture, August 2008 Debentures, October 2008 Debenture and the March 2009 Notes, the “Debentures” and together with the September 2007 Transaction Documents, June 2008 Transaction Documents, July 2008 Transaction Documents, August 2008 Transaction Documents, October 2008 Transaction Documents and the March 2009 Notes, the “Transaction Documents”),

WHEREAS, the Company has requested that the Purchasers agree to certain waivers and amendments, and the Purchasers have agreed to such request, subject to the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the terms and conditions contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound hereby, agree as follows:

1.

Waiver of Existing Default and Amendment to Authorized Share Approval. The October 2008 Purchasers hereby waives any default or breach that may have resulted by way of the Company's failure to receive Authorized Share Approval as required pursuant to the October 2008 Purchase Agreement. The Company and each of the Purchasers hereby agree that the Company shall receive the Authorized Share Approval, as further set forth in Section 4.11(d) of the October 2008 Purchase Agreement, no later than 30 calendar days following the date hereof.

2.

Adjusted Principal Amount. The Company hereby agrees to issue to each Purchaser in exchange for such Purchaser’s Debentures, an amended and restated debenture (the “Amended and Restated Debentures”) with a principal amount equal to the Principal Amount of such Purchaser’s current Debenture multiplied by 1.15.  The individual principal amounts of the

Amended and Restated Debentures are as set forth on Schedule A attached hereto.  Other than as amended hereunder, the rights and obligations of the Purchasers and the Company with respect to the Amended and Restated Debentures shall be identical in all respects to the rights and obligations of the Purchasers and the Company with respect to the Debentures and the Underlying Shares issued and issuable pursuant to each Purchase Agreement.  For clarity, each Purchase Agreement and all Transaction Documents thereunder are hereby amended so that the term “Debentures” includes the Amended and Restated Debentures and the term “Underlying Shares” includes the shares of Common Stock issuable upon conversion and redemption thereof, and the term “Transaction Documents” shall be amended to include this Agreement.

3.

Extension of Maturity Date and Monthly Redemptions. The Maturity Date of each of the Debentures shall be extended until October 31, 2010. All references to the Maturity Date in the Amended and Restated Debentures shall be amended to reflect such new Maturity Date.  The Company shall not be required to redeem the Monthly Redemption Amount on each of the Debentures.  All outstanding principal, interest plus the sum of all liquidated damages and any other amounts then owing to the Holder in respect to each Debenture shall be payable upon each Debenture’s respective Maturity Date.

4.

Interest on the March 2009 and April 2009 Notes. Interest shall be payable on the outstanding March 2009 and April 2009 Notes, as amended by this Agreement, at the rate of (i) 0% per annum from the date hereof until December 31, 2009 and (ii) 10% per annum, payable quarterly from January 1, 2010 until the Maturity Date. As such, Section 1 of each of the March 2009 and April 2009 Notes shall be restated as follows (which includes the amendments as set forth in Section 2 of this Agreement):

“Section 1.

Payments.

(a)

The full amount of principal and accrued interest under this Note shall be due October31, 2010 (the “Maturity Date”), unless due earlier in accordance with the terms of this Note.

(b)

The Maker shall pay interest to the Payee on the aggregate then outstanding principal amount of this Note at the rate of (i) from the date of the Amendment Agreement, dated at or about June ___, 2009 until December 31, 2009, 0% per annum unless due earlier in accordance with the terms of this Note and (ii) from January 1, 2010 until the Maturity Date, 10% per annum, payable quarterly on January 1, April 1, July 1 and October 1, beginning on January 1, 2009, on each conversion date and on the Maturity Date and if any payment date is not a business day, then the applicable payment shall be due on the next succeeding business day.

(c)

All overdue accrued and unpaid principal and interest to be paid hereunder shall entail a late fee at the rate of 18% per annum (or such lower maximum amount of interest permitted to be charged under applicable law) which will accrue daily, from the date such principal and/or interest is due hereunder through and including the date of payment.”

5.

Adjustment to Conversion Price.

(a)

The “Conversion Price” in Section 4(b) of each of the Amended and Restated Debentures (except the March 2009 and April 2009 Notes) shall be deleted in its entirety and replaced with the following:

““Conversion Price.  The conversion price in effect on any Conversion Date shall be equal to the lesser of (a) $___1, subject to adjustment herein (the “Set Price”) and (b) 85% of the lowest VWAP during the 20 Trading Days immediately prior to the applicable Conversion Date (subject to adjustment herein) (the “Conversion Price”).”

(b)

The “Conversion Price” in Section 4 of each of the March 2009 and April 2009 Notes, as further amended herein, shall be deleted in its entirety and replaced with the following:

“4.

Conversion.

(a) The Payee shall have the right, in its sole discretion, to convert the principal balance of this Note then outstanding plus accrued but unpaid interest, in whole or in part, into common stock of the Maker (or its successor) at a conversion price equal to the lesser of (a) $___2, subject to adjustment herein (the “Set Price”) and (b) 85% of the lowest VWAP during the 20 Trading Days immediately prior to the applicable Conversion Date (subject to adjustment herein) (the “Conversion Price”). Any such conversion shall be accomplished through the procedures and restrictions set forth in Section 4 of the October 2008 Debentures, including but not limited to the Conversion Limitation provision of Section 4(c).”

(c)

Section 5(a) of each of the Amended and Restated Debentures (except the March 2009 and April 2009 Notes) shall be deleted in its entirety and replaced with the following and the following shall be added as Section 4(b) the March 2009 and April 2009 Notes, as further amended herein:

 “Stock Dividends and Stock Splits.  If the Company, at any time while this Debenture is outstanding: (A) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on shares of Common Stock or any Common Stock Equivalents (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon conversion of the Debentures); (B) subdivides outstanding shares of Common Stock into a larger number of shares; (C) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares; or (D) issues, in the event of a reclassification of shares of the Common Stock,

1 The VWAP immediately prior to the date of the Amendment Agreement dated at or about June ___, 2009.

2 The VWAP immediately prior to the date of the Amendment Agreement dated at or about June ___, 2009.

any shares of capital stock of the Company, then the Set Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Company) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event.  Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.”

(d)

Section 5(b) of each of the Amended and Restated Debentures (except the March 2009 and April 2009 Notes) shall be deleted in its entirety and replaced with the following and the following shall be added as Section 4(c) the March 2009 and April 2009 Notes, as further amended herein:

 “Subsequent Equity Sales.  If, at any time while this Debenture is outstanding,  the Company or any Subsidiary, as applicable, sells or grants any option to purchase or sells or grants any right to reprice, or otherwise disposes of or issues (or announces any sale, grant or any option to purchase or other disposition), any Common Stock or Common Stock Equivalents entitling any Person to acquire shares of Common Stock at an effective price per share that is lower than the then Set Price (such lower price, the “Base Conversion Price” and such issuances, collectively, a “Dilutive Issuance”) (if the holder of the Common Stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which are issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share that is lower than the Set Price, such issuance shall be deemed to have occurred for less than the Set Price on such date of the Dilutive Issuance), then the Set Price shall be reduced to equal the Base Conversion Price.  Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued.  Notwithstanding the foregoing, no adjustment will be made under this Section 5(b) in respect of an Exempt Issuance.  If the Company enters into a Variable Rate Transaction, despite the prohibition set forth in the Purchase Agreement, the Company shall be deemed to have issued Common Stock or Common Stock Equivalents at the lowest possible conversion price at which such securities may be converted or exercised. The Company shall notify the Holder in writing, no later than 1 Business Day following the issuance of any Common Stock or Common Stock Equivalents subject to this Section 5(b), indicating therein the applicable issuance price, or applicable reset price, exchange price, conversion price and other pricing terms (such notice, the “Dilutive Issuance Notice”).  For purposes of clarification, whether or not the Company provides a Dilutive Issuance Notice pursuant to this Section 5(b), upon the occurrence of any Dilutive Issuance, the Holder is entitled to receive a number of Conversion Shares based upon the Base Conversion Price on or after the date of such Dilutive Issuance, regardless of whether the Holder accurately refers to the Base Conversion Price in the Notice of Conversion.”

(e)

Section 5(c) of each of the Amended and Restated Debentures (except the March 2009 and April 2009 Notes) shall be deleted in its entirety and replaced with the following and the following shall be added as Section 4(d) the March 2009 and April 2009 Notes, as further amended herein:

“Subsequent Rights Offerings.  If the Company, at any time while the Debenture is outstanding, shall issue rights, options or warrants to all holders of Common Stock (and not to Holders) entitling them to subscribe for or purchase shares of Common Stock at a price per share that is lower than the VWAP on the record date referenced below, then the Set Price shall be multiplied by a fraction of which the denominator shall be the number of shares of the Common Stock outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the numerator shall be the number of shares of the Common Stock outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered (assuming delivery to the Company in full of all consideration payable upon exercise of such rights, options or warrants) would purchase at such VWAP.  Such adjustment shall be made whenever such rights or warrants are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights, options or warrants.”

(f)

Section 5(d) of each of the Amended and Restated Debentures (except the March 2009 and April 2009 Notes) shall be deleted in its entirety and replaced with the following and the following shall be added as Section 4(e) the March 2009 and April 2009 Notes, as further amended herein:

“Pro Rata Distributions. If the Company, at any time while this Debenture is outstanding, distributes to all holders of Common Stock (and not to the Holders) evidences of its indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security (other than the Common Stock, which shall be subject to Section 5(b)), then in each such case the Set Price shall be adjusted by multiplying such Set Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the VWAP determined as of the record date mentioned above, and of which the numerator shall be such VWAP on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to 1 outstanding share of the Common Stock as determined by the Board of Directors of the Company in good faith.  In either case the adjustments shall be described in a statement delivered to the Holder describing the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to 1 share of Common Stock.  Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.”

(g)

The following shall be added as Section 4(f) in each of the March 2009 and April 2009 Notes, as further amended herein, as further amended herein:

“(f)

Fundamental Transaction. If, at any time while this Debenture is outstanding, (A) the Company effects any merger or consolidation of the Company with or into another Person, (B) the Company effects any sale of all or substantially all of its assets in one transaction or a series of related transactions, (C) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a “Fundamental Transaction”), then, upon any subsequent conversion of this Debenture, the Holder shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of 1 share of Common Stock (the “Alternate Consideration”).  For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of 1 share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration.  If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Debenture following such Fundamental Transaction.  To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new debenture consistent with the foregoing provisions and evidencing the Holder’s right to convert such debenture into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 4(f)  and insuring that this Debenture (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.”

(h)

Section 5(g)(i) of each of the Amended and Restated Debentures (except the March 2009 and April 2009 Notes) shall be deleted in its entirety and replaced with the following and the following shall be added as Section 4(g) the March 2009 and April 2009 Notes, as further amended herein:

“Adjustment to Set Price.  Whenever the Conversion Price or the Set Price is adjusted pursuant to any provision of this Section, the Company shall promptly deliver to each Holder a notice setting forth the Conversion Price or the Set Price, as applicable after such adjustment and setting forth a brief statement of the facts requiring such adjustment.”

6.

Prepayment of the Debentures. The Company may prepay all or any portion of the outstanding Principal Amount of any or all of the Amended and Restated Debentures upon at least two Trading Days’ notice to the Purchaser by paying the outstanding Principal Amount of the Amended and Restated Debentures desired to be prepaid together with all outstanding interest payable thereunder.

7.

Issuance of Amended and Restated Debentures. The Amended and Restated Debentures are being issued in substitution for and not in satisfaction of the outstanding Debentures of each Purchaser. Upon the written request of either any of the Purchasers or the Company, each party shall use commercially reasonable efforts to deliver the instruments representing the original Debentures to the Company in exchange for such Purchaser’s Amended and Restated Debenture that reflect the revised terms of such securities as set forth in this Agreement.

8.

Intercreditor Rights of Purchasers. All Amended and Restated Debentures shall rank in the order of priority pari passu and pro-rata in proportion to each Purchaser’s outstanding principal amount of Amended and Restated Debentures at any given time that a determination needs to be made of pro-rata holdings.  If an Event of Default occurs or any party hereto collects proceeds pursuant to its rights under any Amended and Restated Debentures, each Purchaser shall be immediately notified and such payment shall be shared ratably with all of the other Purchasers according to their then outstanding Amended and Restated Debentures. Notwithstanding anything to the contrary contained in the Purchase Agreements or any document executed in connection with the Amended and Restated Debentures and irrespective of: (i) the time, order or method of attachment or perfection of the security interests created in favor of Purchasers, (ii) the time or order of filing or recording of financing statements or other documents filed or recorded to perfect security interests in any Collateral (as defined in each of the Security Agreements); (iii) anything contained in any filing or agreement to which any Purchaser now or hereafter may be a party; and (iv) the rules for determining perfection or priority under the Uniform Commercial Code or any other law governing the relative priorities of secured creditors, each Purchaser acknowledges that (x) all other Purchasers have a valid security interest in the Collateral and (y) the security interests of the Purchasers in any Collateral pursuant to any outstanding Amended and Restated Debentures shall be pari passu with each other and (iii) no Purchaser shall take any action against the Company without the prior written consent of at least the Purchasers of at least 67% of the then outstanding principal amount of the Amended and Restated Debentures.  Each Purchaser, severally and not jointly with the other Purchasers, shall indemnify, defend, and hold harmless the other Purchasers against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries, and deficiencies, including interest, penalties, and reasonable professional and attorneys’ fees, including those arising from settlement negotiations, that the other Purchasers shall incur or suffer, which arise, result from, or relate to a breach of, or failure by such Purchaser to perform under this Agreement.

9.

Representations and Warranties of the Company.  The Company hereby makes the representations and warranties set forth below to the Purchasers as of the date of its execution of this Agreement:

(a)

Authorization; Enforcement.  The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder in accordance with the terms hereof.  The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company's stockholders in connection therewith.  This Agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b)

No Conflicts.  The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby, subject to the terms hereof and thereof, do not and will not: (i) conflict with or violate any provision of the Company's or any Subsidiary's certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

(c)

Issuance of the Amended and Restated Debentures.  The Amended and Restated Debentures are duly authorized and, upon the execution of this Agreement by the Purchasers will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents.  The Underlying Shares, when issued in accordance with the terms of the Amended and Restated Debentures will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company.  Subject to the receipt of the Authorized Share Approval, the Company will have reserved from its duly authorized capital stock a number of shares of Common Stock for issuance of the Underlying Shares sufficient for the conversion in full of the Amended and Restated Debentures.

(d)

Holding Period for Amended and Restated Debentures. Pursuant to Rule 144, the holding period of the Amended and Restated Debentures (and Underlying Shares issuable upon conversion and redemption thereof) shall tack back to the original issue date of each of the Debentures.  The Company agrees not to take a position contrary to this Section 9(d).  The Company agrees to take all actions, including, without limitation, the issuance by its legal counsel of any necessary legal opinions (which may be satisfied pursuant to Section 11), necessary to issue to the Amended and Restated Debentures (and Underlying Shares issuable upon conversion and redemption thereof) without restriction and not containing any restrictive legend without the need for any action by the Purchaser.

(e)

No Novation.  The Amended and Restated Debentures are being issued in substitution for and not in satisfaction of the Debentures.  The Amended and Restated Debentures shall not constitute a novation or satisfaction and accord of any of the Debentures.  The Company hereby acknowledges and agrees that the Amended and Restated Debentures shall amend, restate, modify, extend, renew and continue the terms and provisions contained in the Debentures and shall not extinguish or release the Company or any of its Subsidiaries under any Transaction Document (as defined in the Purchase Agreements) or otherwise constitute a novation of its obligations thereunder.

(f)

Equal Consideration.  No consideration has been offered or paid to any person to amend or consent to a waiver, modification, forbearance or otherwise of any provision of any of the Amended and Restated Debentures or Transaction Documents.

(g)

Survival and Bring Down.  All of the Company's representations and warranties contained in this Agreement shall survive the execution, delivery and acceptance of this Agreement by the parties hereto.  The Company expressly reaffirms that each of the representations and warranties set forth in each of the Purchase Agreements (as supplemented or qualified by the disclosures in any disclosure schedule to any Purchase Agreement), continues to be true, accurate and complete in all material respects as of the date hereof (except as set forth in the disclosure schedules attached hereto) (the “Bring Down Disclosure Schedule”), and except for any representation and warranty made as of a certain date, in which case such representation and warranty shall be true, accurate and complete as of such date), and the Company hereby remakes and incorporates herein by reference each such representation and warranty (as qualified by the Bring Down Disclosure Schedule) as though made on the date of this Agreement.

10.

Representations and Warranties of the Purchasers.  Each Purchaser hereby makes the representation and warranty set forth below to the Company as of the date of its execution of this Agreement. Such Purchaser represents and warrants that (a) the execution and delivery of this Agreement by it and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on its behalf and (b) this Agreement has been duly executed and delivered by such Purchaser and constitutes the valid and binding obligation of such Purchaser, enforceable against it in accordance with its terms except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

11.

Legal Opinion.  The Company hereby agrees to cause its legal counsel to issue a legal opinion to the undersigned Purchasers and the Transfer Agent regarding this Agreement and the transactions contemplated hereby, in form and substance reasonably acceptable to the Purchasers, including an opinion that the Amended and Restated Debentures may be sold pursuant to Rule 144 without volume restrictions or manner of sale limitations and that certificates representing securities issuable upon conversion of the Amended and Restated Debentures may be issued without a restrictive legend as required pursuant to Section 4.1 of each of the Purchase Agreements.

12.

Public Disclosure.  On or before 8:30 am (Eastern Time) on the Trading Day immediately following the date hereof, the Company shall file a Current Report on Form 8-K, reasonably acceptable to the Purchasers disclosing the material terms of the transactions contemplated hereby and attaching this Agreement as an exhibit thereto. The Company shall consult with the Purchasers in issuing any other press releases with respect to the transactions contemplated hereby

13.

Effect on Transaction Documents.  Except as expressly set forth above, all of the terms and conditions of the Purchase Agreements and Debentures shall continue in full force and effect after the execution of this Agreement and shall not be in any way changed, modified or superseded by the terms set forth herein, including, but not limited to, any other obligations the Company may have to the Purchasers under the Purchase Agreements and Debentures.  Notwithstanding the foregoing, this Agreement shall be deemed for all purposes as an amendment to any and all of the Purchase Agreements and Debentures as required to serve the purposes hereof, and in the event of any conflict between the terms and provisions of any other of the Purchase Agreements or Debentures, on the one hand, and the terms and provisions of this Agreement, on the other hand, the terms and provisions of this Agreement shall prevail.

14.

Fees and Expenses.  Except as expressly set forth herein, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

15.

Entire Agreement.  This Agreement, together with the exhibits and schedules hereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

16.

Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given.  The address for such notices and communications shall be as set forth on the signature pages attached hereto.

17.

Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Purchasers holding at least 67% of the principal amount of the Amended and Restated Debentures then outstanding or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought.  No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

18.

Headings.  The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof

19.

Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties; provided, however, that no party may assign this Agreement or the obligations and rights of such party hereunder without the prior written consent of the other parties hereto.

20.

Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.  Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.   If either party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

21.

Execution and Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

22.

Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

23.

Independent Nature of Purchasers' Obligations and Rights.  The obligations of each Purchaser hereunder are several and not joint with the obligations of any other Purchasers hereunder, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Purchaser pursuant hereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in their review and negotiation of the Transaction Documents.  For reasons of administrative convenience only, Purchasers and their respective counsel have chosen to communicate with the Company through Weinstein Smith LLP (“WS”).  WS does not represent all of the Purchasers but only Enable Capital Management,

LLC. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by the Purchasers.

24.

Construction. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise this Agreement and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments hereto. In addition, each and every reference to share prices in this Agreement shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

25.

Re-Issuance of Amended and Restated Debentures. Upon the written request of either any of the Purchasers or the Company, each party shall use commercially reasonable efforts to deliver the instruments representing the original Debentures to the Company in exchange for replacement instruments that reflect the revised terms of such securities as set forth in this Agreement.

 [SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

BLINK LOGIC INC.

By:___________________________

     Name:

     Title:

********************

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR HOLDERS FOLLOW]

[HOLDER'S SIGNATURE PAGE TO BLKL AMENDMENT AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Amendment Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: __________________________

Signature of Authorized Signatory of Purchaser: __________________________

Name of Authorized Signatory: _________________________

Title of Authorized Signatory: __________________________

[SIGNATURE PAGES CONTINUE]

Schedule A – Principal Amounts of Amended and Restated Debentures

Purchaser	Principal Amount of Amended and Restated Debenture
Enable Growth Partners LP
Enable Opportunity Partners LP
Pierce Diversified Strategy Master Fund LLC
[August Holder]